--------------------------------
                        Annual Report September 30, 1998
                        --------------------------------

                                   OPPENHEIMER

                                   Global Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 9 Fund Performance

----------------------------

13 Financial
   Statements

36 Independent
   Auditors' Report

----------------------------

37 Federal
   Income Tax
   Information

38 Officers and
   Trustees

40 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o Five-star Morningstar: The Fund's Class A shares have earned an overall 5-star ranking (*****) from Morningstar for the combined 3-, 5- and 10-year periods ended September 30, 1998, among 819 (3-year), 359 (5-year), and 105 (10-year) international equity funds.(1)

o Stock markets declined in virtually all of the world's emerging markets during the period, while European stocks benefited from strong economic conditions.

o The Fund is finding attractive opportunities in well-run businesses worldwide that we believe were punished unfairly in the recent sell-off.

-----------------------------
 Avg Annual Total Returns
-----------------------------
For the 1-Year Period
Ended 9/30/98

Class A

 Without        With
 Sales Chg.(2)  Sales Chg.(3)
-----------------------------
 -9.85%         -15.03%
-----------------------------

Class B

 Without        With
 Sales Chg.(2)  Sales Chg.(3)
-----------------------------
 -10.56%        -14.43%
-----------------------------

Class C

 Without        With
 Sales Chg.(2)  Sales Chg.(3)
-----------------------------
 -10.53%        -11.31%
-----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Source: Morningstar, Inc., 9/30/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below the 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were ranked 4 stars (3-year), 4 stars (5-year) and 5 stars (10-year) weighted 20%/30%/50%, respectively.

2. Includes changes in net asset value per share without deducting any sales charges.

3. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                           2 Oppenheimer Global Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Global Fund

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

      Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

      What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

      As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 21, 1998


                           3 Oppenheimer Global Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"We continue to adhere to our longstanding investment philosophy..."


How did the Fund perform over the one-year period ended September 30, 1998?

The Fund's performance reflected the widely divergent performance of the world's stock markets. Continuing weakness in Japan and extreme volatility in the emerging markets of Southeast Asia, Latin America and Russia were offset to some degree by a relatively strong European stock market.

Why have the emerging markets performed so poorly over the past year or so?

In mid-1997, currency devaluations in Southeast Asia caused overseas investors to pull billions of dollars of investment capital out of the region. This put severe pressure on Asian businesses that were suddenly unable to finance their operations. The result was a financial collapse that was eventually felt around the world.

      Then, in late 1997 and 1998, risk-averse investors pulled capital out of the emerging markets of Latin America. In our opinion, they did so without regard to the fundamental fiscal soundness of Latin America's economies and business conditions. As a result, stock markets there also plummeted.

      Russia encountered economic difficulties in 1998 when it found itself unable to pay its debts. Russia's financial system has not yet developed the legal framework required to support a capitalist system, leaving little recourse for creditors when borrowers default.

Why did industrialized markets also decline?

In the United States, large, well-established companies providing consistent earnings growth fueled the market's rise over the past several years. In the wake of the Asian crisis, some U.S. companies revealed that their earnings would not meet analysts' expectations because of reduced


                           4 Oppenheimer Global Fund

[PHOTO]

Portfolio Management
Team (l to r)
Frank Jennings
William Wilby (Portfolio Manager)
George Evans

overseas demand and increased competitive pressures domestically. Investors sold stocks that became too expensive relative to revised earnings forecasts.

      The Japanese stock market has been in decline for several years. Japan's political and economic leadership has so far been unable to pull the country out of a persistent recession. In our view, that country's capital and labor need to be deployed more efficiently before Japan's economy can recover.

      Europe has been the bright spot on the financial globe so far in 1998. Although some European companies' stocks have declined in response to the crises in the emerging markets, others have continued to prosper as they restructure in anticipation of the formation of the European Monetary Union (EMU) in 1999.

What has been your strategy in this investment environment?

We continue to adhere to our longstanding investment philosophy: we seek to build a diversified portfolio of good companies in good businesses at good prices. This approach led us to reduce our exposure to the emerging markets early in 1998 when it became apparent that Southeast Asia's financial problems were worse than originally expected. Instead, we emphasized the stocks of industrialized Europe, which proved to be the top-performing geographic region for the one-year reporting period that ended September 30, 1998.


                           5 Oppenheimer Global Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

Avg Annual Total Returns
For the Periods Ended 9/30/98(1)

Class A

1 year      5 year     10 year
--------------------------------
-15.03%     10.68%     12.79%
--------------------------------

Class B
                       Since
1 year      5 year     Inception
--------------------------------
-14.43%     10.80%     11.45%
--------------------------------

Class C
                       Since
1 year      5 year     Inception
--------------------------------
-11.31%     N/A        9.83%
--------------------------------

In fact, we may have erred on the side of caution by positioning the portfolio defensively in January 1998, when we first detected signs of potential downturns. However, because we believe that attempting to time the short-term movements of the markets is virtually impossible, we would rather be too conservative than expose our shareholders to unnecessary risks.

      We believe that our portfolio of high-quality companies puts us in a good position to deliver attractive returns when global markets recover. We're now finding attractive opportunities in well-managed companies with strong businesses that, in our view, were unfairly punished in the recent sell-off.

What types of companies contributed most to the Fund's recent performance?

European financial companies provided especially attractive returns over the past year. That's because European banks, insurance companies and investment banks have restructured to become more efficient. EMU has provided a catalyst for financial institutions to improve their operations in order to attract the capital they need to compete in the European marketplace. The French banks in our portfolio have been particularly good performers, and we reduced our positions in some of these stocks after their prices rose dramatically.

      European companies that are sensitive to the economic cycle have also performed well. European consumers have benefited from strong economic growth in most of the continent, and they have been spending freely on large-ticket items such as cars. In fact, Porsche AG, one of the Fund's largest holdings, has been the best performing automobile stock in the world so far this year.


                           6 Oppenheimer Global Fund

What types of companies are providing appealing opportunities?

The media business in Europe has been particularly attractive lately, especially companies involved in digital television. We believe that digital television is going to be extremely popular because it will bring about the marriage of the telephone, computer, stereo and television, all in one location. The Fund's largest stock position, Canal Plus, is a French media company with a stake in digital television. Despite the very bright prospects for digital TV, Canal Plus recently sold at valuations 80% lower than the average U.S. cable television company.

What is your outlook for the global stock markets?

We are cautious over the near term and optimistic over the long term. Economic growth in much of the world is slowing right now, which has negative implications for corporate earnings. However, we believe that most stock markets have already incorporated lower earnings into stock prices. As a result, we have increasingly found attractive opportunities in well-managed, fundamentally sound companies. In addition, we believe that valuations in Latin America are extremely low. In our view, any restoration of investor confidence in the region should have a particularly beneficial effect on stock prices there.


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 12/22/69. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 8/17/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 10/2/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                           7 Oppenheimer Global Fund

Regional Allocation(2)
Percentage of invested assets

[The following table was represented as a pie chart in the printed material.]

Europe             46.7%
United States/
Canada             37.6
Latin America       6.0
Asia                5.9
Emerging Europe     3.5
Middle East/
Africa              0.3

Regardless of the short-term challenges and opportunities the global stock markets provide over the next few months, we will continue to maintain a long-term view of the markets that is measured in years, not weeks or fiscal quarters. At OppenheimerFunds, we believe that this approach to investing is an important part of The Right Way to Invest.

 Top 10 Country Holdings(2)
-------------------------------------------
 United States                        37.2%
-------------------------------------------
 Great Britain                        15.3
-------------------------------------------
 France                               14.2
-------------------------------------------
 Germany                               8.5
-------------------------------------------
 Switzerland                           3.0
-------------------------------------------
 Japan                                 2.9
-------------------------------------------
 Italy                                 2.4
-------------------------------------------
 Brazil                                2.3
-------------------------------------------
 Portugal                              2.2
-------------------------------------------
 Argentina                             2.1
-------------------------------------------

 Top 10 Stock Holdings(2)
-------------------------------------------
 Canal Plus                            5.4%
-------------------------------------------
 Porsche AG, Preference                2.6
-------------------------------------------
 Cap Gemini SA                         2.4
-------------------------------------------
 Carlton Communications plc            1.9
-------------------------------------------
 MCI WorldCom, Inc.                    1.7
-------------------------------------------
 Nintendo Co. Ltd.                     1.6
-------------------------------------------
 Pfizer, Inc.                          1.6
-------------------------------------------
 Cadbury Schweppes plc                 1.6
-------------------------------------------
 Rentokil Initial plc                  1.6
-------------------------------------------
 Wella AG, Preference                  1.6
-------------------------------------------

2. The Fund's portfolio is subject to change. Percentages are as of September 30, 1998, and are based on total market value of investments.


                           8 Oppenheimer Global Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the fiscal year that ended September 30, 1998, Oppenheimer Global Fund's performance was affected by the widely divergent performance of the world's stock markets. The industrialized nations of Europe led the world in stock market performance, and the Fund benefited from its substantial investments in European stocks. Although it experienced gains during the first half of 1998, the U.S. stock market corrected sharply in mid-July, with volatility continuing through September. Additionally, the Fund's performance was affected by the substantial volatility caused by the widespread declines in emerging markets worldwide. The Fund's portfolio and our management strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 1998. In the case of Class A shares, performance is measured over a one-, five-, and ten-year period. In the case of Class B shares, performance is measured over a one- and five-year period, and from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured over a one-year period and from the inception of the class on October 2, 1995. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the Index.


                           9 Oppenheimer Global Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Global Fund (Class A) and Morgan Stanley Capital International
(MSCI) World Index

[The following table was represented as a line graph in the printed material.]

Class A
Amount Invested:           $10,000
Sales charge paid:            5.75%
Date invested:            09/30/88

                      Value of Investment        Morgan Stanley
          Date              in Fund                World Index
          ----              -------                -----------

        9/30/88              9,425                   10,000
        9/30/89             13,465                   12,579
        9/30/90             13,572                    9,924
        9/30/91             16,789                   12,432
        9/30/92             16,070                   12,378
        9/30/93             18,910                   14,964
        9/30/94             22,540                   16,172
        9/30/95             24,629                   18,593
        9/30/96             27,826                   21,233
        9/30/97             36,969                   26,463
        9/30/98             33,327                   26,598

Average Annual Total Return of Class A Shares of the Fund at 9/30/98(1)
1 Year  -15.03%   5 Year  10.68%   10 Year  12.79%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Global Fund (Class B) and Morgan Stanley Capital International
(MSCI) World Index

[The following table was represented as a line graph in the printed material.]

Class B
Amount Invested:           $10,000
Date Invested:             08/17/93 (inception)

                      Value of Investment        Morgan Stanley
          Date              in Fund                World Index
          ----              -------                -----------

        8/17/93             10,000                   10,000
        9/30/93             10,364                    9,817
        9/30/94             12,240                   10,609
        9/30/95             13,261                   12,198
        9/30/96             14,861                   13,929
        9/30/97             19,583                   17,360
        9/30/98             17,416                   17,449

Average Annual Total Return of Class B Shares of the Fund at 9/30/98(2)
1 Year  -14.43%   5 Year  10.80%   Life  11.45%


                           10 Oppenheimer Global Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Global Fund (Class C) and Morgan Stanley Capital International
(MSCI) World Index

[The following table was represented as a line graph in the printed material.]

Class C
Amount Invested:           $10,000
Date Invested:             10/02/95 (inception)

                      Value of Investment        Morgan Stanley
          Date              in Fund                World Index
          ----              -------                -----------

        10/2/95             10,000                   10,000
        9/30/96             11,234                   11,420
        9/30/97             14,801                   14,232
        9/30/98             13,242                   14,305

Average Annual Total Return of Class C Shares of the Fund at 9/30/98(3)
1 Year  -11.31%         Life  9.83%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the MSCI World Index in the graphs for Class B and Class C begins on 8/31/93 and 9/29/95, respectively.

1. The inception date of the Fund's Class A shares was 12/22/69. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 8/17/93. The average annual total returns are shown net of the applicable 5% and 1% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 10/2/95. The average annual total return is shown net of the applicable 1% contingent deferred sales charge for the one-year period.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                           11 Oppenheimer Global Fund

 Financials
--------------------------------------------------------------------------------


                           12 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Statement of Investments  September 30, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                       Shares       See Note 1
================================================================================
Common Stocks--90.1%
--------------------------------------------------------------------------------
Basic Materials--0.9%
--------------------------------------------------------------------------------
Chemicals--0.7%
Minerals Technologies, Inc.                             585,000     $ 25,776,562
--------------------------------------------------------------------------------
Metals--0.2%
Cia de Minas Buenaventura SA,
  Sponsored ADR, B Shares(1)                            701,500        8,154,937
--------------------------------------------------------------------------------
Consumer Cyclicals--20.9%
--------------------------------------------------------------------------------
Autos & Housing--4.4%
Brisa-Auto Estradas de Portugal SA                      281,525       12,817,104
--------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                7,296,101       15,936,565
--------------------------------------------------------------------------------
Porsche AG, Preference                                   58,455      102,125,941
--------------------------------------------------------------------------------
Solidere, GDR(1)(2)                                     540,000        5,616,000
--------------------------------------------------------------------------------
Volkswagen AG(3)                                        500,000       36,347,776
                                                                    ------------
                                                                     172,843,386

--------------------------------------------------------------------------------
Leisure & Entertainment--4.5%
Granada Group plc                                     3,400,000       42,756,975
--------------------------------------------------------------------------------
Hasbro, Inc.                                          1,400,000       41,300,000
--------------------------------------------------------------------------------
International Game Technology                         1,411,900       26,208,394
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                       681,600       64,091,864
--------------------------------------------------------------------------------
Resorts World Berhad(4)                               2,804,000        2,007,074
                                                                    ------------
                                                                     176,364,307

--------------------------------------------------------------------------------
Media--10.2%
Canal Plus                                              871,000      211,502,781
--------------------------------------------------------------------------------
Carlton Communications plc                           11,000,000       74,773,725
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored
  GDR(1)(2)(3)                                        1,623,300       31,349,981
--------------------------------------------------------------------------------
Prosieben Media AG, Preferred                           365,460       20,116,815
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.(1)                      2,000,000       16,620,051
--------------------------------------------------------------------------------
Television Broadcasts Ltd.                            4,000,000       10,221,334
--------------------------------------------------------------------------------
Television Francaise 1                                  200,000       34,256,346
                                                                    ------------
                                                                     398,841,033

--------------------------------------------------------------------------------
Retail: General--0.4%
Sonae Investimentos                                     528,000       15,392,624
--------------------------------------------------------------------------------
Retail: Specialty--1.4%
Borders Group, Inc.(3)                                1,000,000       22,250,000
--------------------------------------------------------------------------------
Dixons Group plc                                      3,000,000       30,665,724
--------------------------------------------------------------------------------
Giordano International Ltd.                          22,160,000        3,002,904
                                                                    ------------
                                                                      55,918,628


                           13 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--15.1%
--------------------------------------------------------------------------------
Beverages--2.0%
Cadbury Schweppes plc                                 4,900,000     $ 63,452,303
--------------------------------------------------------------------------------
Cia Cervejaria Brahma, Preference                    36,978,000       14,660,194
                                                                    ------------
                                                                      78,112,497

--------------------------------------------------------------------------------
Food--2.9%
Carrefour Supermarche SA                                 58,500       37,063,493
--------------------------------------------------------------------------------
Dairy Farm International Holdings
  Ltd.(1)                                            36,683,456       38,884,463
--------------------------------------------------------------------------------
Raisio Group plc                                      2,516,000       36,588,316
                                                                    ------------
                                                                     112,536,272

--------------------------------------------------------------------------------
Healthcare/Drugs--7.5%
Amgen, Inc.(3)                                          700,000       52,893,750
--------------------------------------------------------------------------------
BioChem Pharma, Inc.(1)(3)                              888,100       16,318,837
--------------------------------------------------------------------------------
Fresenius AG, Preference                                254,100       43,025,176
--------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)(3)                1,000,000       36,125,000
--------------------------------------------------------------------------------
Gilead Sciences, Inc.(3)                                866,200       18,731,575
--------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                       500,000       28,562,500
--------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(3)                         140,500        2,985,625
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(3)                     513,000        8,913,375
--------------------------------------------------------------------------------
Novartis AG                                              12,000       19,235,548
--------------------------------------------------------------------------------
Pfizer, Inc.                                            600,000       63,562,500
                                                                    ------------
                                                                     290,353,886

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.1%
Quintiles Transnational Corp.(1)(3)                     472,784       20,684,300
--------------------------------------------------------------------------------
Swiss Medical SA(3)(4)(5)                               300,000       20,706,000
                                                                    ------------
                                                                      41,390,300

--------------------------------------------------------------------------------
Household Goods--1.6%
Wella AG, Preference                                     85,000       61,689,504
--------------------------------------------------------------------------------
Energy--2.4%
--------------------------------------------------------------------------------
Energy Services & Producers--2.0%
Baker Hughes, Inc.                                      664,740       13,917,994
--------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR(1)                           350,000       13,868,750
--------------------------------------------------------------------------------
IHC Caland NV                                           123,608        5,770,323
--------------------------------------------------------------------------------
McDermott International, Inc.                         1,000,000       26,937,500
--------------------------------------------------------------------------------
Transocean Offshore, Inc.                               503,198       17,454,681
                                                                    ------------
                                                                      77,949,248

--------------------------------------------------------------------------------
Oil-Integrated--0.4%
British Petroleum Co. plc, ADR(1)                       199,966       17,447,033


                           14 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Market Value
                                                   Shares          See Note 1
--------------------------------------------------------------------------------
Financial--18.0%
--------------------------------------------------------------------------------
Banks--11.0%
Banco Bradesco SA, Preference                     3,997,522,476    $  23,401,776
--------------------------------------------------------------------------------
Banco Espirito Santo e Comercial de
  Lisboa SA                                             701,950       19,227,974
--------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA,
  Sponsored ADR(1)                                    1,562,055       30,264,816
--------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones
  SA, Cl. E                                             123,800        1,988,537
--------------------------------------------------------------------------------
Banco Pinto & Sotto Mayor SA                            603,350        9,791,753
--------------------------------------------------------------------------------
Banco Rio de la Plata SA, ADR(1)                      1,825,600       15,517,600
--------------------------------------------------------------------------------
Banque Libanaise Pour Le Commercial, GDR                230,000        4,312,500
--------------------------------------------------------------------------------
Barclays plc                                            900,000       14,698,135
--------------------------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank                         700,000       52,771,585
--------------------------------------------------------------------------------
Cie Financiere de Paribas(3)                            419,980       22,629,521
--------------------------------------------------------------------------------
Cie Financiere Richemont AG, A Units                     20,140       25,751,276
--------------------------------------------------------------------------------
Citicorp                                                200,000       18,587,500
--------------------------------------------------------------------------------
Credito Italiano SpA                                  9,167,600       38,169,436
--------------------------------------------------------------------------------
Istituto Bancario San Paolo di Torino                 2,000,000       25,114,223
--------------------------------------------------------------------------------
National Westminster Bank plc                         2,627,414       35,162,149
--------------------------------------------------------------------------------
Northern Trust Corp.                                    301,600       20,584,200
--------------------------------------------------------------------------------
UBS AG(3)                                               250,000       48,760,684
--------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros
  SA, Sponsored GDR(1)                                1,605,800       21,678,300
                                                                   -------------
                                                                     428,411,965

--------------------------------------------------------------------------------
Diversified Financial--5.4%
American Express Co.                                    400,000       31,050,000
--------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                   400,000       26,100,000
--------------------------------------------------------------------------------
Credit Saison Co. Ltd.(1)                             1,000,000       19,333,577
--------------------------------------------------------------------------------
Egypt Investment Co.(3)                                  96,500        1,447,500
--------------------------------------------------------------------------------
Fannie Mae                                              800,000       51,400,000
--------------------------------------------------------------------------------
First NIS Regional Fund(2)                              479,909        1,919,636
--------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                  118,910        6,782,192
--------------------------------------------------------------------------------
ICICI Ltd.                                                   50               63
--------------------------------------------------------------------------------
ICICI Ltd., GDR(2)                                    2,178,200       18,242,425
--------------------------------------------------------------------------------
Ladbroke Group plc                                    9,000,000       33,571,703
--------------------------------------------------------------------------------
Sedgwick Group plc                                    5,964,920       20,121,552
                                                                   -------------
                                                                     209,968,648

--------------------------------------------------------------------------------
Insurance--1.6%
American International Group, Inc.                      195,300       15,038,100
--------------------------------------------------------------------------------
Chubb Corp.                                             500,000       31,500,000
--------------------------------------------------------------------------------
Marschollek, Lautenschlaeger und
  Partner AG                                             27,200       13,800,547
                                                                   -------------
                                                                      60,338,647


                           15 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                   Market Value
                                                   Shares          See Note 1
--------------------------------------------------------------------------------
Real Estate Investment Trusts--0.0%
Unit Trust of India-Masterplus 91(3)                     20,900    $       8,355
--------------------------------------------------------------------------------
Industrial--5.2%
--------------------------------------------------------------------------------
Industrial Materials--0.4%
Hanson plc                                            2,314,413       14,670,538
--------------------------------------------------------------------------------
Industrial Services--3.7%
Adecco SA                                                61,818       22,908,589
--------------------------------------------------------------------------------
Rentokil Initial plc                                 10,200,000       62,098,729
--------------------------------------------------------------------------------
Service Corp. International(1)                          682,500       21,754,688
--------------------------------------------------------------------------------
WPP Group plc                                         8,400,000       38,792,268
                                                                   -------------
                                                                     145,554,274

--------------------------------------------------------------------------------
Manufacturing--1.1%
Societe BIC SA                                          746,729       41,581,159
--------------------------------------------------------------------------------
Technology--20.5%
--------------------------------------------------------------------------------
Aerospace/Defense--1.3%
Rolls-Royce plc                                      15,094,246       52,071,945
--------------------------------------------------------------------------------
Computer Hardware--2.4%
International Business Machines Corp.                   350,000       44,800,000
--------------------------------------------------------------------------------
Sun Microsystems, Inc.(3)                             1,000,000       49,812,500
                                                                   -------------
                                                                      94,612,500

--------------------------------------------------------------------------------
Computer Software/Services--4.3%
Cap Gemini SA(1)                                        600,000       91,849,827
--------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1)(3)              500,000       20,093,750
--------------------------------------------------------------------------------
Microsoft Corp.(3)                                      250,000       27,515,625
--------------------------------------------------------------------------------
Misys plc                                             3,000,000       27,122,469
                                                                   -------------
                                                                     166,581,671

--------------------------------------------------------------------------------
Electronics--3.6%
Advanced Micro Devices, Inc.(1)(3)                    2,000,000       37,125,000
--------------------------------------------------------------------------------
National Semiconductor Corp.(3)                       4,000,000       38,750,000
--------------------------------------------------------------------------------
Royal Philips Electronics NV                            500,000       26,921,977
--------------------------------------------------------------------------------
Sony Corp.(1)                                           400,000       27,799,341
--------------------------------------------------------------------------------
STMicroelectronics NV(1)(3)                             170,000        7,639,375
                                                                   -------------
                                                                     138,235,693

--------------------------------------------------------------------------------
Telecommunications-Technology--8.9%
Alcatel                                                 600,000       53,311,438
--------------------------------------------------------------------------------
Cable & Wireless Communications plc(3)                1,600,000       10,699,440
--------------------------------------------------------------------------------
Cisco Systems, Inc.(3)                                  558,000       34,491,375
--------------------------------------------------------------------------------
Energis plc(3)                                        2,400,000       29,875,502
--------------------------------------------------------------------------------
General Instrument Corp.(3)                           2,000,000       43,250,000
--------------------------------------------------------------------------------
Kinnevik Investments AB Free, Series B(1)             1,400,000       36,811,402
--------------------------------------------------------------------------------
Leap Wireless International, Inc.(1)(3)                 250,000        1,171,875


                           16 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Market Value
                                                    Shares        See Note 1
--------------------------------------------------------------------------------
Telecommunications-Technology  (continued)
Lucent Technologies, Inc.                               100,000   $    6,906,250
--------------------------------------------------------------------------------
QUALCOMM, Inc.(1)(3)                                  1,000,000       47,937,500
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                              1,145,200       24,192,350
--------------------------------------------------------------------------------
SK Telecom Co. Ltd.                                      48,568       22,668,402
--------------------------------------------------------------------------------
Societe Europeenne de Communication SA,
  ADS, A Shares(3)                                       28,000          643,306
--------------------------------------------------------------------------------
Societe Europeenne de Communication SA,
  ADS, B Shares(3)                                      252,000        5,789,750
--------------------------------------------------------------------------------
Telecom Italia Mobile SpA                             5,000,000       29,108,292
                                                                  --------------
                                                                     346,856,882

--------------------------------------------------------------------------------
Utilities--7.1%
--------------------------------------------------------------------------------
Electric Utilities--1.0%
Vivendi (Ex-Generale des Eaux)                          200,000       39,823,002
--------------------------------------------------------------------------------
Telephone Utilities--6.1%
AT&T Corp.(1)                                           800,000       46,750,000
--------------------------------------------------------------------------------
Cia de Telecommunicaciones de Chile SA,
  Sponsored ADR(1)                                      380,000        7,267,500
--------------------------------------------------------------------------------
CPT Telefonica del Peru SA, Cl. B                     9,279,949       11,396,736
--------------------------------------------------------------------------------
Hellenic Tellecommunication Organization SA           2,000,000       47,915,825
--------------------------------------------------------------------------------
MCI WorldCom, Inc.(3)                                 1,332,600       65,130,825
--------------------------------------------------------------------------------
Portugal Telecom SA                                     750,000       27,268,353
--------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo SA, Preference        159,977,692       23,210,597
--------------------------------------------------------------------------------
Telesp Celular SA, Cl. B(3)                         159,207,000        6,849,057
                                                                  --------------
                                                                     235,788,893
                                                                  --------------
Total Common Stocks (Cost $3,272,476,560)                          3,507,274,389

                                                    Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99         51,750               --
--------------------------------------------------------------------------------
Industrial Finance Corp. of Thailand (The) Rts.,
  Exp. 6/99                                           3,693,249               --
                                                                  --------------
Total Rights, Warrants and Certificates
  (Cost $0)                                                                   --

                                                    Face
                                                    Amount
================================================================================
U.S. Government Obligations--1.9%
--------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 5.09%,
  11/15/18 (Cost $54,577,517)(8)                  $ 216,900,000       73,944,897

================================================================================
Short-Term Notes--7.1%(9)
--------------------------------------------------------------------------------
Countrywide Home Loans, 5.53%, 10/27/98              25,000,000       24,900,153
--------------------------------------------------------------------------------
Countrywide Home Loans, 5.54%, 10/14/98              25,000,000       24,949,896
--------------------------------------------------------------------------------
Countrywide Home Loans, 5.58%, 10/20/98              25,000,000       24,926,111
--------------------------------------------------------------------------------
Ford Motor Credit Co., 5.52%, 10/6/98                50,000,000       49,961,666
--------------------------------------------------------------------------------
General Electric Capital Services, 5.53%,
  10/7/98                                            50,000,000       49,953,917
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.50%,
  10/23/98                                           50,000,000       49,831,944
--------------------------------------------------------------------------------
Goldman Sachs Group, LP, 5.51%, 10/9/98              50,000,000       49,938,667
                                                                  --------------
Total Short-Term Notes (Cost $274,462,354)                           274,462,354


                           17 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                  Face             Market Value
                                                  Amount           See Note 1
================================================================================
Repurchase Agreements--0.9%
--------------------------------------------------------------------------------
Repurchase agreement with PaineWebber,
Inc., 5.50%, dated 9/30/98, to be
repurchased at $36,555,584 on 10/1/98,
collateralized by U.S. Treasury Bonds,
7.625%, 2/15/25, with a value of
$38,193,772 (Cost $36,550,000)                    $  36,550,000   $   36,550,000

--------------------------------------------------------------------------------
Total Investments, at Value
  (Cost $3,638,066,431)                                   100.0%   3,892,231,640
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                             0.0          710,888
                                                  -------------    -------------
Net Assets                                                100.0%  $3,892,942,528
                                                  =============   ==============

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country                                            Market Value         Percent
-------------------------------------------------------------------------------
United States                                    $1,446,546,292            37.2%
-------------------------------------------------------------------------------
Great Britain                                       596,542,689            15.3
-------------------------------------------------------------------------------
France                                              553,525,690            14.2
-------------------------------------------------------------------------------
Germany                                             329,877,345             8.5
-------------------------------------------------------------------------------
Switzerland                                         116,656,096             3.0
-------------------------------------------------------------------------------
Japan                                               111,224,782             2.9
-------------------------------------------------------------------------------
Italy                                                92,391,951             2.4
-------------------------------------------------------------------------------
Brazil                                               89,799,925             2.3
-------------------------------------------------------------------------------
Portugal                                             84,497,808             2.2
-------------------------------------------------------------------------------
Argentina                                            82,424,981             2.1
-------------------------------------------------------------------------------
Singapore                                            55,504,515             1.4
-------------------------------------------------------------------------------
Greece                                               47,915,825             1.2
-------------------------------------------------------------------------------
Sweden                                               43,244,458             1.1
-------------------------------------------------------------------------------
Finland                                              36,588,316             0.9
-------------------------------------------------------------------------------
The Netherlands                                      32,692,301             0.8
-------------------------------------------------------------------------------
Mexico                                               31,349,981             0.8
-------------------------------------------------------------------------------
India                                                25,033,034             0.6
-------------------------------------------------------------------------------
Korea, Republic of (South)                           22,668,402             0.6
-------------------------------------------------------------------------------
Belgium                                              20,093,750             0.5
-------------------------------------------------------------------------------
Peru                                                 19,551,674             0.5
-------------------------------------------------------------------------------
Canada                                               16,318,838             0.4
-------------------------------------------------------------------------------
China                                                13,224,239             0.3
-------------------------------------------------------------------------------
Lebanon                                               9,928,500             0.3
-------------------------------------------------------------------------------
Chile                                                 7,267,500             0.2
-------------------------------------------------------------------------------
Malaysia                                              2,007,074             0.1
-------------------------------------------------------------------------------
Panama                                                1,988,538             0.1
-------------------------------------------------------------------------------
Russia                                                1,919,636             0.1
-------------------------------------------------------------------------------
Egypt                                                 1,447,500             0.0
                                                 --------------         -------
Total                                            $3,892,231,640          100.0%
                                                 ==============         =======


                           18 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Loaned security--See Note 9 of Notes to Financial Statements.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $57,128,042 or 1.47% of the Fund's net assets as of September 30, 1998.

3. Non-income producing security.

4. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

5. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1998. The aggregate fair value of all securities of affiliated companies held by the Fund as of September 30, 1998 amounts to $20,706,000. Transactions during the period in which the issuer was an affiliate are as follows:

                              Shares            Gross        Gross        Shares
                              Sept. 30, 1997    Additions    Reductions   Sept. 30, 1998
----------------------------------------------------------------------------------------
Clinica y Maternidad
  Suizo Argentino(6)             1,800               --          1,800                --
----------------------------------------------------------------------------------------
Swiss Medical SA(6)                 --          300,000             --           300,000
----------------------------------------------------------------------------------------
LEM Holdings SA                 25,000               --         25,000                --
----------------------------------------------------------------------------------------
Wella AG, Preference(7)        163,000            7,000         85,000            85,000

6. Swiss Medical SA signed a Share Exchange Agreement to acquire all outstanding shares of Swiss Medical Group SA and Clinica y Maternidad Suizo Argentino in exchange for shares of Swiss Medical SA.

7. Not an affiliate as of September 30, 1998.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                           19 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $3,624,776,431)                      $3,871,525,640
Affiliated companies (cost $13,290,000)                               20,706,000
--------------------------------------------------------------------------------
Cash                                                                     220,018
--------------------------------------------------------------------------------
Collateral for securities loaned--Note 9                             291,899,764
--------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                 2,365
--------------------------------------------------------------------------------
Receivables:
Investments sold                                                      50,235,498
Interest and dividends                                                 7,141,852
Shares of beneficial interest sold                                     3,251,103
--------------------------------------------------------------------------------
Other                                                                    152,346
                                                                  --------------
Total assets                                                       4,245,134,586

================================================================================
Liabilities
Return of collateral for securities loaned--Note 9                   291,899,764
--------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                62,083
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 49,886,980
Distribution and service plan fees                                     2,270,344
Shares of beneficial interest redeemed                                 5,949,402
Transfer and shareholder servicing agent fees                            642,644
Custodian fees                                                           465,331
Shareholder reports                                                      440,484
Trustees' fees--Note 1                                                   317,504
Other                                                                    257,522
                                                                  --------------
Total liabilities                                                    352,192,058

================================================================================
Net Assets                                                        $3,892,942,528
                                                                  ==============

================================================================================
Composition of Net Assets
Paid-in capital                                                   $3,302,267,050
--------------------------------------------------------------------------------
Undistributed net investment income                                   31,649,782
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions                                                303,407,647
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies             255,618,049
                                                                  --------------
Net assets                                                        $3,892,942,528
                                                                  ==============


                           20 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $2,904,762,558 and 75,761,847 shares of
beneficial interest outstanding)                                          $38.34
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                  $40.68

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $897,472,603 and 24,045,890
shares of beneficial interest outstanding)                                $37.32

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $90,707,367 and 2,400,552
shares of beneficial interest outstanding)                                $37.79

See accompanying Notes to Financial Statements.


                           21 Oppenheimer Global Fund

-------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended September 30, 1998
-------------------------------------------------------------------------------

===============================================================================
Investment Income
Dividends (net of foreign withholding taxes of $1,174,417)        $  48,697,049
-------------------------------------------------------------------------------
Interest                                                             42,666,054
-------------------------------------------------------------------------------
Lending fees--Note 9                                                  1,740,989
                                                                  -------------
Total income                                                         93,104,092

===============================================================================
Expenses
Management fees--Note 4                                              30,654,007
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               7,503,574
Class B                                                               9,656,431
Class C                                                                 793,141
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                 6,265,309
-------------------------------------------------------------------------------
Custodian fees and expenses                                           2,121,713
-------------------------------------------------------------------------------
Shareholder reports                                                     893,357
-------------------------------------------------------------------------------
Registration and filing fees                                            172,316
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                             112,273
-------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      61,270
-------------------------------------------------------------------------------
Insurance expenses                                                       26,067
-------------------------------------------------------------------------------
Other                                                                   222,125
                                                                  -------------
Total expenses                                                       58,481,583

===============================================================================
Net Investment Income                                                34,622,509

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated companies                                              529,632,943
Affiliated companies                                                    232,157
Closing of futures contracts                                        (16,533,101)
Foreign currency transactions                                      (104,194,692)
                                                                  -------------
Net realized gain                                                   409,137,307

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                        (748,040,170)
Translation of assets and liabilities denominated in
  foreign currencies                                               (134,233,001)
                                                                  -------------
Net change                                                         (882,273,171)
                                                                  -------------
Net realized and unrealized loss                                   (473,135,864)

===============================================================================
Net Decrease in Net Assets Resulting from Operations              $(438,513,355)
                                                                  =============

See accompanying Notes to Financial Statements.


                           22 Oppenheimer Global Fund

-------------------------------------------------------------------------------
 Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                              Year Ended September 30,
                                              1998              1997
===============================================================================
Operations
Net investment income                         $    34,622,509   $    19,306,936
-------------------------------------------------------------------------------
Net realized gain                                 409,137,307       494,542,865
-------------------------------------------------------------------------------
Net change in unrealized appreciation or
  depreciation                                   (882,273,171)      516,162,745
                                              ---------------   ---------------
Net increase (decrease) in net assets
  resulting from operations                      (438,513,355)    1,030,012,546

===============================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                           (56,873,734)      (33,892,204)
Class B                                            (9,622,535)       (3,899,147)
Class C                                              (754,610)         (207,585)
-------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                          (393,765,656)      (88,232,113)
Class B                                          (109,218,961)      (20,402,731)
Class C                                            (7,621,412)         (788,673)

===============================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                           262,647,406       206,934,768
Class B                                           230,002,915       184,954,826
Class C                                            51,057,171        33,524,657

===============================================================================
Net Assets
Total increase (decrease)                        (472,662,771)    1,308,004,344
-------------------------------------------------------------------------------
Beginning of period                             4,365,605,299     3,057,600,955
                                              ---------------   ---------------
End of period (including undistributed
net investment income of $31,649,782 and
$56,492,098, respectively)                    $ 3,892,942,528   $ 4,365,605,299
                                              ===============   ===============

See accompanying Notes to Financial Statements.


                           23 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                   Class A
                                                   -----------------------------
                                                   Year Ended September 30,
                                                   1998      1997      1996
================================================================================
Per Share Operating Data
Net asset value, beginning of period               $49.32    $39.00    $36.84
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         1.08       .32       .23
Net realized and unrealized gain (loss)             (5.49)    11.91      4.22
                                                   ------    ------    ------
Total income (loss) from investment operations      (4.41)    12.23      4.45

--------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.83)     (.53)     (.24)
Distributions from net realized gain                (5.74)    (1.38)    (2.05)
                                                   ------    ------    ------
Total dividends and distributions to shareholders   (6.57)    (1.91)    (2.29)
--------------------------------------------------------------------------------
Net asset value, end of period                     $38.34    $49.32    $39.00
                                                   ======    ======    ======

===============================================================================
Total Return, at Net Asset Value(2)                 (9.85)%   32.85%    12.98%

===============================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)            $2,905    $3,408    $2,499
-------------------------------------------------------------------------------
Average net assets (in millions)                   $3,381    $2,869    $2,309
-------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                         0.96%     0.74%     0.62%
Expenses                                             1.14%     1.13%     1.17%
-------------------------------------------------------------------------------
Portfolio turnover rate(5)                           64.8%     65.9%    102.9%

1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.


                           24 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Class B
                                                   ----------------    -----------------------------------------------
                                                                       Year Ended September 30,
                                                   1995      1994      1998       1997      1996      1995      1994
======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period               $37.69    $35.04    $ 48.19    $38.19    $36.16    $37.36    $34.99
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          .31       .17        .69      (.04)     (.05)      .06       .08
Net realized and unrealized gain (loss)              2.59      6.10      (5.31)    11.68      4.13      2.49      5.83
                                                   ------    ------    -------    ------    ------    ------    ------
Total income (loss) from investment operations       2.90      6.27      (4.62)    11.64      4.08      2.55      5.91

----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   --      (.25)      (.51)     (.26)       --        --      (.18)
Distributions from net realized gain                (3.75)    (3.37)     (5.74)    (1.38)    (2.05)    (3.75)    (3.36)
                                                   ------    ------    -------    ------    ------    ------    ------
Total dividends and distributions to shareholders   (3.75)    (3.62)     (6.25)    (1.64)    (2.05)    (3.75)    (3.54)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $36.84    $37.69    $ 37.32    $48.19    $38.19    $36.16    $37.36
                                                   ======    ======    =======    ======    ======    ======    ======

======================================================================================================================
Total Return, at Net Asset Value(2)                  9.26%    19.19%    (10.56)%   31.77%    12.07%     8.34%    18.10%

======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)            $2,186    $1,921    $   897    $  897    $  541    $  340    $  187
----------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $1,979    $1,711    $   966    $  692    $  438    $  258    $   88
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                         0.90%     0.38%      0.20%    (0.23)%   (0.17)%    0.09%    (0.30)%
Expenses                                             1.20%     1.15%      1.91%     1.94%     2.00%     2.03%     2.08%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           84.4%     78.3%      64.8%     65.9%    102.9%     84.4%     78.3%

4. Due to the acquisition of the net assets of Oppenheimer Global Emerging Growth Fund, the ratios for Class C shares are not necessarily comparable to those of prior periods.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998, were $2,584,104,436 and $2,817,472,485, respectively.


                           25 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                    Class C
                                                    ----------------------------
                                                    Year Ended September 30,
                                                    1998       1997       1996(1)
================================================================================
Per Share Operating Data
Net asset value, beginning of period                $48.77     $38.73     $36.67
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .75       (.08)       .09
Net realized and unrealized gain (loss)              (5.42)     11.86       4.13
                                                    ------     ------     ------
Total income (loss) from investment operations       (4.67)     11.78       4.22
--------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.57)      (.36)      (.11)
Distributions from net realized gain                 (5.74)     (1.38)     (2.05)
                                                    ------     ------     ------
Total dividends and distributions to shareholders    (6.31)     (1.74)     (2.16)
--------------------------------------------------------------------------------
Net asset value, end of period                      $37.79     $48.77     $38.73
                                                    ======     ======     ======

================================================================================
Total Return, at Net Asset Value(2)                 (10.53)%    31.76%     12.34%

================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                $91        $60        $18
--------------------------------------------------------------------------------
Average net assets (in millions)                       $79        $35         $8
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                          0.23%     (0.86)%(4)  0.04%(3)
Expenses                                              1.91%      1.94%      1.99%(3)
--------------------------------------------------------------------------------
Portfolio turnover rate(5)                            64.8%      65.9%     102.9%

1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. Due to the acquisition of the net assets of Oppenheimer Global Emerging Growth Fund, the ratios for Class C shares are not necessarily comparable to those of prior periods.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998, were $2,584,104,436 and $2,817,472,485, respectively.

See accompanying Notes to Financial Statements.


                           26 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. Current income is not an objective. The Fund invests primarily in common stocks of U.S. and foreign companies and normally invests a substantial portion of its assets in foreign stocks. The Fund emphasizes investments in "growth-type" companies, in industry sectors that have appreciation possibilities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.


                           27 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

               The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 1998, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $18,661,000, which expires between 1999 and 2004. The capital loss carryover was acquired in connection with the Oppenheimer Global Emerging Growth Fund merger. There are certain limitations to the amount that may be used each year.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1998, a credit of $18,129 was made for the Fund's projected benefit obligations and payments of $13,577 were made to retired trustees, resulting in an accumulated liability of $296,418 as of September 30, 1998.


                           28 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect an increase in paid-in capital of $8,255,776, an increase in undistributed net investment income of $7,786,054, and a decrease in accumulated net realized gain on investments of $16,041,830.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                           29 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  Year Ended September 30, 1998     Year Ended September 30, 1997
                                  ----------------------------      ----------------------------
                                  Shares          Amount            Shares          Amount
------------------------------------------------------------------------------------------------
Class A:
Sold                               14,196,415     $630,090,478       11,624,466     $495,244,280
Dividends and distributions
reinvested                         10,509,965      432,695,731        3,097,502      117,118,681
Issued in connection with the
acquisition of Oppenheimer
Global Emerging Growth
Fund--Note 10                              --               --        3,204,584      145,520,176
Redeemed                          (18,038,607)    (800,138,803)     (12,907,303)    (550,948,369)
                                -------------    -------------    -------------    -------------
Net increase                        6,667,773     $262,647,406        5,019,249     $206,934,768
                                =============    =============    =============    =============

------------------------------------------------------------------------------------------------
Class B:
Sold                                6,370,879     $277,884,257        5,824,454     $244,964,288
Dividends and distributions
reinvested                          2,816,048      113,599,323          624,025       23,201,893
Issued in connection with the
acquisition of Oppenheimer
Global Emerging Growth
Fund--Note 10                              --               --          312,088       13,881,679
Redeemed                           (3,761,661)    (161,480,436)      (2,312,418)     (97,093,034)
                                -------------    -------------    -------------    -------------
Net increase                        5,425,266     $230,002,915        4,448,149     $184,954,826
                                =============    =============    =============    =============

------------------------------------------------------------------------------------------------
Class C:
Sold                                1,722,952      $75,968,436        1,111,161      $47,405,719
Dividends and distributions
reinvested                            196,350        8,016,932           25,342          953,635
Issued in connection with the
acquisition of Oppenheimer
Global Emerging Growth
Fund--Note 10                              --               --           95,479        4,297,523
Redeemed                             (756,877)     (32,928,197)        (449,001)     (19,132,220)
                                -------------    -------------    -------------    -------------
Net increase                        1,162,425      $51,057,171          782,981      $33,524,657
                                =============    =============    =============    =============

================================================================================
3. Unrealized Gains and Losses on Investments

As of September 30, 1998, net unrealized appreciation on investments of $254,165,209 was composed of gross appreciation of $693,488,661, and gross depreciation of $439,323,452.


                           30 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $1.5 billion, 0.65% of the next $2.5 billion and 0.63% of average annual net assets in excess of $6 billion. The agreement was amended per resolutions adopted by the Board of Trustees on December 11, 1997 to add the final breakpoint of 0.63% on average annual net assets in excess of $6 billion. The Fund's management fee for the year ended September 30, 1998, was 0.69% of average annual net assets for Class A, Class B and Class C shares.

               For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $6,261,092, of which $1,978,731 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $8,602,381 and $521,410, respectively, of which $746,915 and $13,202, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $1,504,663 and $25,625, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $441,211 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                           31 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates  (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $132,174 and $9,111, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $7,793,329 and $501,769, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $20,969,247 for Class B and $1,028,248 for Class C.

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

               The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

               Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

               Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                           32 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 1998, the Fund had outstanding forward contracts as follows:

                                                 Contract       Valuation as of  Unrealized    Unrealized
                               Expiration Dates  Amount (000s)  Sept. 30, 1998   Appreciation  Depreciation
--------------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
German Mark (DEM)              10/1/98            2,104 DEM     $ 1,258,795      $2,365        $    --
British Pound Sterling (GBP)   10/1/98-10/5/98   10,915 GBP      18,546,510          --         62,083
                                                                                 ------        -------
Total Unrealized Appreciation and Depreciation                                   $2,365        $62,083
                                                                                 ======        =======

================================================================================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to charges in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                           33 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
7. Illiquid and Restricted Securities

As of September 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1998, was $22,713,074, which represents 0.58% of the Fund's net assets, of which $20,706,000 is considered restricted. Information concerning restricted securities is as follows:

                                                                  Valuation
                                                        Cost      Per Unit as of
Security                              Acquisition Date  Per Unit  Sept. 30, 1998
--------------------------------------------------------------------------------
Stocks
------
Swiss Medical SA                      10/28/97          $44.30            $69.02

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the year ended September 30, 1998.


                           34 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
9. Securities Loaned

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives 60% of the annual fee income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in money market instruments approved by the Manager. As of September 30, 1998, the Fund had on loan securities valued at $273,159,888. Cash of $291,899,764 was received as collateral for the loans, and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

================================================================================
10. Acquisition of Oppenheimer Global Emerging Growth Fund

On June 20, 1997, the Fund acquired all the net assets of Oppenheimer Global Emerging Growth Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Global Emerging Growth Fund shareholders on June 17, 1997. The Fund issued 3,204,584, 312,088 and 95,479 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $145,520,176, $13,881,679, and $4,297,523, in exchange for the net assets, resulting in combined Class A net assets of $3,183,354,282, Class B net assets of $783,786,956 and Class C net assets of $46,691,471 on June 20, 1997. The net assets acquired included net unrealized appreciation of $36,954,700. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
11. Other Matters

The Board of Trustees approved the inception of Class Y for the Fund, to be offered on November 17, 1998.


                           35 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Global Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Fund as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
October 21, 1998


                           36 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

               Distributions of $6.5734, $6.2501 and $6.3129 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 5, 1997, of which, for each class of shares, $1.8651 was designated as a capital gain distribution in the "28% Rate Group" and $3.1339 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

               Dividends paid by the Fund during the fiscal year ended September 30, 1998, which are not designated as capital gain distributions should be multiplied by 43.96% to arrive at the net amount eligible for the corporate dividend-received deduction.

               The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $3,417,299 of foreign income taxes paid by the Fund during the fiscal year ended September 30, 1998. A separate notice will be mailed to each shareholder in January of 1999, which will reflect the proportionate share of such foreign taxes (as well as the dividend expected to be paid by the Fund in December of 1998) which must be treated by shareholders as gross income for federal income tax purposes.

               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           37 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 Oppenheimer Global Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         William L. Wilby, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Global Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                           38 Oppenheimer Global Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------


===============================================================================================
Real Asset Funds
-----------------------------------------------------------------------------------------------
Real Asset Fund                  Gold & Special Minerals Fund

===============================================================================================
Global Stock Funds
-----------------------------------------------------------------------------------------------
Developing Markets Fund          International Growth Fund       Quest Global Value Fund
International Small              Global Fund                     Global Growth & Income Fund
  Company Fund

===============================================================================================
Stock Funds
-----------------------------------------------------------------------------------------------
Enterprise Fund                  MidCap Fund                     Growth Fund
Discovery Fund                   Capital Appreciation Fund       Disciplined Value Fund
Quest Small Cap Value Fund       Quest Capital Value Fund        Quest Value Fund

===============================================================================================
Stock & Bond Funds
-----------------------------------------------------------------------------------------------
Main Street Income &             Total Return Fund               Disciplined Allocation Fund
  Growth Fund                    Quest Balanced                  Multiple Strategies Fund
Quest Opportunity                  Value Fund(1)                 Convertible Securities Fund(2)
  Value Fund                     Equity Income Fund

===============================================================================================
Taxable Bond Funds
-----------------------------------------------------------------------------------------------
International Bond Fund          Champion Income Fund            U.S. Government Trust
World Bond Fund                  Strategic Income Fund           Limited-Term Government Fund
High Yield Fund                  Bond Fund

===============================================================================================
Municipal Bond Funds
-----------------------------------------------------------------------------------------------
California Municipal Fund(3)     Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)        Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)     Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)       Intermediate Municipal Fund       Municipal Fund

===============================================================================================
Money Market Funds(4)
-----------------------------------------------------------------------------------------------
Money Market Fund                Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                           39 Oppenheimer Global Fund

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

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 www.oppenheimerfunds.com
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General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

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 1-800-525-7048
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Account Transactions
Mon-Fri 8:30am-8pm ET

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 1-800-852-8457
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PhoneLink
24-hr automated information
and automated transactions

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 1-800-533-3310
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Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

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 1-800-843-4461
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OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

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 1-800-835-3104
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                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0330.001.0998  November 27, 1998